CIT RV TRUST 1999-A

                            MONTHLY SERVICER'S REPORT


                                                       Due Period                    11/30/99
                                                       Determination Date            12/10/99
                                                       Distribution Date             12/15/99

I.      All Payments on the Contracts                                           11,238,478.09
II.     All Liquidation Proceeds on the Contracts
          with respect to Principal                                                163,213.99
III.    Repurchased Contracts                                                            0.00
IV.     Investment Earnings on the Collection Account                                    0.00
V.      Servicer Monthly Advances                                                  371,821.50
VI.     Reimbursement of prior monthly Servicer Advances                          -328,224.63
VII.    Incorrect Deposits                                                               0.00

Total available amount in Collection Account                                   $11,445,288.95
                                                                               ==============

Draws from the Reserve Account                                                           0.00

Certificate Interest advanced                                                            0.00

Total Distributions                                                            $11,445,288.95


DISTRIBUTION AMOUNTS                                 Cost per $1000
--------------------                                 --------------

1.   (a)  Class A-1 Note Interest Distribution                         546,065.55
     (b)  Class A-1 Note Principal Distribution                      8,731,421.04
            Aggregate Class A-1 Note Distribution   48.84430131                             9,277,486.59

2.   (a)  Class A-2 Note Interest Distribution                         502,667.33
     (b)  Class A-2 Note Principal Distribution                              0.00
            Aggregate Class A-2 Note Distribution    4.81666663                               502,667.33

3.   (a)  Class A-3 Note Interest Distribution                         544,744.00
     (b)  Class A-3 Note Principal Distribution                              0.00
            Aggregate Class A-3 Note Distribution    4.96666667                               544,744.00

4.   (a)  Class A-4 Note Interest Distribution                         443,930.67
     (b)  Class A-4 Note Principal Distribution                              0.00
           Aggregate Class A-4 Note Distribution     5.13333337                               443,930.67

5.   (a)  Class A-5 Note Interest Distribution                         235,144.00
     (b)  Class A-5 Note Principal Distribution                              0.00
            Aggregate Class A-5 Note Distribution    5.20000000                               235,144.00

6.   (a)  Class B Note Interest Distribution                           152,950.00
     (b)  Class B Note Principal Distribution                                0.00
            Aggregate Class B Note Distribution      5.36666667                               152,950.00

7.   (a)  Certificate Interest Distribution                             69,187.19
     (b)  Certificate Principal Distribution                                 0.00
            Aggregate  Certificate Distribution      6.00833333                                69,187.19

8.   Servicer Payment
     (a)  Servicing Fee                                                211,230.96

               Total Servicer Payment                                                         211,230.96

9.  Deposits to the Reserve Account                                                             7,948.21

Total Distributions                                                                       $11,445,288.95
                                                                                          ==============

10.  Distributions from the Reserve Account
      (a) Draw deposited into the Note Distribution Account                 0.00
      (b) Draw deposited into the Certificate distribution Account          0.00
      (c) Distribution to Lender                                       49,330.56
      (d) Distribution to Affiliated Owner                                  0.00

Total Distributions from the Reserve Account                                                   49,330.56

      INTEREST
----------------------

1.   Current Interest Requirement
      (a) Class A-1 @                 5.330%                                     546,065.55
      (b) Class A-2 @                 5.780%                                     502,667.33
      (c) Class A-3 @                 5.960%                                     544,744.00
      (d) Class A-4 @                 6.160%                                     443,930.67
      (e) Class A-5 @                 6.240%                                     235,144.00

              Aggregate Interest on Class A Notes                                                       2,272,551.55

        (f) Class B Notes e 6.440%                                                                        152,950.00
        (g) Certificate e   7.210%                                                                         69,187.19

2.   Remaining Interest Shortfall
      (a) Class A-1 Notes                                                              0.00
      (b) Class A-2 Notes                                                              0.00
      (c) Class A-3 Notes                                                              0.00
      (d) Class A-4 Notes                                                              0.00
      (e) Class A-5 Notes                                                              0.00
      (f) Class B Notes                                                                0.00

      (g) Certificate                                                                  0.00


3.   Total Distribution of Interest                  Cost per $1000
                                                     --------------
      (a) Class A-1 Notes                              2.87493709                546,065.55
      (b) Class A-2 Notes                              4.81666663                502,667.33
      (c) Class A-3 Notes                              4.96666667                544,744.00
      (d) Class A-4 Notes                              5.13333337                443,930.67
      (e) Class A-5 Notes                              5.20000000                235,144.00

              Total Aggregate Interest on Class A Notes                                                 2,272,551.55

      (f) Class B Notes                                5.36666667                                         152,950.00

      (g) Certificate                                  6.00833333                                          69,187.19


      PRINCIPAL
----------------------

                                                     No. of Contracts
                                                     ----------------
1.   Principal Collected                                   149                 7,359,782.13
2.   Liquidated Contracts                                    6                   241,695.03
3.   Repurchased Contracts                                   0                         0.00
4.   Additional Principal Distribution Amount                                  1,129,943.88

       Total Formula Principal Distribution Amount                                                      8,731,421.04

5.   Principal Balance before giving effect to Principal Distributon            Pool Factor
                                                                                -----------
      (a) Class A-1 Notes                                                        0.6472654            122,941,587.06
      (b) Class A-2 Notes                                                        1.0000000            104,360,000.00
      (c) Class A-3 Notes                                                        1.0000000            109,680,000.00
      (d) Class A-4 Notes                                                        1.0000000             86,480,000.00
      (e) Class A-5 Notes                                                        1.0000000             45,220,000.00
      (f) Class B Notes                                                          1.0000000             28,500,000.00

     (g) Certificate                                                             1.0000000             11,515,205.00


6.   Remaining Principal Shortfall
      (a) Class A-1 Notes                                                                                       0.00
      (b) Class A-2 Notes                                                                                       0.00
      (c) Class A-3 Notes                                                                                       0.00
      (d) Class A-4 Notes                                                                                       0.00
      (e) Class A-5 Notes                                                                                       0.00
      (f) Class B Notes                                                                                         0.00

      (g) Certificate                                                                                           0.00

7.   Principal Distribution                          Cost per $1000
                                                     --------------
      (a) Class A-1 Notes                             45.96936422                                       8,731,421.04
      (b) Class A-2 Notes                              0.00000000                                               0.00
      (c) Class A-3 Notes                              0.00000000                                               0.00
      (d) Class A-4 Notes                              0.00000000                                               0.00
      (e) Class A-5 Notes                              0.00000000                                               0.00
      (f) Class B Notes                                0.00000000                                               0.00

      (g) Certificate                                  0.00000000                                               0.00

8.   Principal Balance after giving effect to Principal Distribution            Pool Factor
                                                                                -----------
      (a) Class A-1 Notes                                                        0.6012960            114,210,166.02
      (b) Class A-2 Notes                                                        1.0000000            104,360,000.00
      (c) Class A-3 Notes                                                        1.0000000            109,680,000.00
      (d) Class A-4 Notes                                                        1.0000000             86,480,000.00
      (e) Class A-5 Notes                                                        1.0000000             45,220,000.00
      (f) Class B Notes                                                          1.0000000             28,500,000.00

      (g) Certificate                                                            1.0000000             11,515,205.00



      POOL DATA
----------------------
                                                                                                 Aggregate
                                                                            No.of Contracts     Pool Balance
                                                                            ---------------     ------------
1.   Pool Stated Principal Ba1ance as of               11/30/99                12,456          499,352,823.60

2.   Delinquency Information                                                                                       % of Pool Balance
                                                                                                                   -----------------
      (a) 31-59 Days                                                             93              3,001,389.61             0.601%
      (b) 60-89 Days                                                             41              1,666,233.91             0.334%
      (c) 90-119 Days                                                            26                917,118.33             0.184%
      (d) 120 Days +                                                             57              1,818,459.49             0.364%

3.   Contracts Repossessed during the Due Period                                  5                290,300.49

4.   Current Repossession Inventory                                               8                381,924.50

5.   Net Liquidation Losses for the related Due Period
       (a)  Principal Balance of Liquidated Receivables                           6                241,695.03
       (b)  Net Liquidation Proceeds on any Liquidated Receivable                                  163,213.99
                                                                                               --------------
       Total  Net Liquidation Losses for the related Due Period                                                           78,481.04

6.   Cumulative Net Losses on all Liquidated Receivables                         18                                      267,002.97

7.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.275%

8.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               167.914

9.   Weighted Average Remaining Original Term to Maturity of all Outstanding Contracts                                      180.566

  TRIGGER ANALYSIS
----------------------

1.    (a)  Average Delinquency Rate                                0.7335%
      (b)  Maximum Average Delinquency Rate                        2.0000%
      (c)  Delinquency Rate Trigger in effect ?                                  NO

2.    (a)  Cumulative Net Loss Rate                                0.0472%
      (b)  Maximum Cumulative Net Loss Rate                        0.3200%
      (c)  Net Loss Rate Trigger in effect                                       NO

    MISCELLANEOUS
----------------------
1.   Monthly Servicing Fees                                                                                              211,230.96

2.   Servicer Advances                                                                                                   371,821.50

3.    (a)  Opening Balance of the Reserve Account                                                                      9,670,317.00
      (b)  Deposits to the Reserve Account                                                               7,948.21
      (c)  Investment Earnings in the Reserve Account                                                   41,382.35
      (d)  Distribution from the Reserve Account                                                       -49,330.56
      (e)  Ending Balance of the Reserve Account                                                                       9,670,317.00

4.   Specified Reserve Account Balance                                                                                 9,670,317.00

5.   Available Reserve Amount                                                                                1.94%     9,670,317.00

6.  Reserve Account Loan Activity
      (a)  Distribution to Lender
             Lender Fees                                                                                 7,948.21
             Investment Earnings                                                                        41,382.35
             Principal                                                                                       0.00

                   Total Distribution to Lender                       49,330.56

      (b)  Beginning Loan Balance                                  9,670,317.00
      (c)  Principal Payment                                               0.00
      (d)  Ending Loan Balance                                     9,670,317.00